Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001


MuniYield Arizona
Fund, Inc.


www.mlim.ml.com



MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Arizona
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD ARIZONA FUND, INC.



The Benefits and
Risks of
Leveraging

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Arizona Fund, Inc., April 30, 2001


DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.342 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.13%, based on a month-end net asset value of $13.45 per share. For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +5.46%, based on a change in per share net asset value from $13.11 to $13.45, and assuming reinvestment of $0.342 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.53% for Series A and 3.70% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45% - 5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
In response to significant national economic and fiscal developments during the six-month period ended April 30, 2001, we adopted a defensive strategy. Specifically, the Federal Reserve Board acted aggressively to rekindle economic growth by lowering short-term interest rates, while significant Federal tax relief packages were proposed to Congress. We believe both of these developments will increase growth and inflationary expectations. Additionally, municipal market yields dropped to the lowest levels since the spring of 1999. We shifted the Fund to a more defensive stance by purchasing premium coupon bonds and/or selling bonds with longer maturities. The Fund did remain materially fully invested to enhance shareholder income and increased its overall credit quality profile. At April 30, 2001, the Fund had approximately 90% of net assets in bonds rated A or better (the majority of which were rated AAA) by at least one of the major bond rating agencies. Arizona municipal bond issuance improved from the year-over-year period. However, a large number of these offerings were not structured in a manner conducive to the Fund's strategy.

Looking ahead, we expect to remain fully invested in the municipal market and to retain the current credit quality profile. We will look for opportunities in the market provided by new Arizona municipal issuance to structure the portfolio more favorably. We also expect to retain our current position until the effects of recent monetary stimulus and any proposed tax cuts are exhibited in the economy. The drop in short-term interest rates engineered by the Federal Reserve Board should provide a favorable backdrop for the Fund's borrowing costs. A decline in borrowing costs can generate additional income for the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



May 23, 2001



MuniYield Arizona Fund, Inc., April 30, 2001



PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Arizona Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors:          Terry K. Glenn                   4,326,504                       70,411
                                                    James H. Bodurtha                4,320,534                       76,381
                                                    Herbert I. London                4,326,904                       70,011
                                                    Roberta Cooper Ramo              4,318,904                       78,011

During the six-month period ended April 30, 2001, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold, and Roberta Cooper Ramo as follows:
                                                    Series A                              486                            0
                                                    Series B                              599                            8


Portfolio
Abbreviations

To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
IDA        Industrial Development Authority
LEVRRS     Leveraged Reverse Rate Securities
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes
YCN        Yield Curve Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                 Value
Arizona--89.8%  NR*       NR*     $ 1,650   Arizona Educational Loan Marketing Corporation, Educational
                                            Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                            due 12/01/2008                                                      $  1,679

                                            Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A:
                BBB       Baa2        750    6.125% due 7/01/2009                                                    759
                BBB       Baa2      1,000    6.625% due 7/01/2020                                                    989

                AAA       Aaa         325   Arizona State Municipal Financing Program, COP, Series 34,
                                            7.25% due 8/01/2009 (b)                                                  386

                NR*       Aa1         750   Arizona State Transportation Board, Highway Revenue Refunding
                                            Bonds, RIB, Series 367, 5.50% due 7/01/2019 (l)                          814

                                            Arizona Student Loan Acquisition Authority, Student Loan
                                            Revenue Refunding Bonds, AMT:
                NR*       A2        3,285    Junior Subordinated Series B-1, 6.15% due 5/01/2029                   3,351
                NR*       Aaa       1,000    Senior-Series A-1, 5.90% due 5/01/2024                                1,016

                AAA       Aaa       1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due
                                            7/01/2006 (j)(k)                                                       1,124

                A1+       P1          100   Coconino County, Arizona, Pollution Control Corporation
                                            Revenue Bonds (Arizona Public Service Co. Project), VRDN,
                                            AMT, Series A, 4.50% due 12/01/2031 (m)                                  100

                AAA       Aaa         605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due
                                            7/01/2004 (j)(k)                                                         695

                                            Glendale, Arizona, Development Authority, Educational
                                            Facilities Revenue Refunding Bonds (American Graduate School
                                            International) (c):
                AAA       NR*         500    7% due 7/01/2005 (k)                                                    564
                AAA       NR*         500    7.125% due 7/01/2005 (k)                                                566
                AAA       NR*         500    5.875% due 7/01/2015                                                    524

                AAA       Aaa       2,920   Maricopa County, Arizona, Alhambra Elementary School District
                                            Number 68, GO, Refunding, Series A, 6.80% due 7/01/2011 (a)            3,081

                AAA       Aaa       1,000   Maricopa County, Arizona, Chandler Unified School District
                                            Number 80, GO, 6.25% due 7/01/2011 (d)(e)                              1,134

                AAA       Aaa       1,500   Maricopa County, Arizona, Gilbert Unified School District
                                            Number 41, GO, 6.25% due 7/01/2015 (i)                                 1,632

                BBB       Baa1      2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                            (Sun Health Corporation), 6.125% due 4/01/2018                         2,340


MuniYield Arizona Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                 Value
Arizona                                     Maricopa County, Arizona, IDA, Hospital Facility Revenue
(concluded)                                 Refunding Bonds (Samaritan Health Services), Series A (d)(j):
                AAA       Aaa     $   500    7% due 12/01/2013                                                  $    513
                AAA       Aaa       2,400    7% due 12/01/2016                                                     2,870

                AAA       NR*       2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                            (Place Five and Greenery Apartments), Series A, 6.625% due
                                            1/01/2027 (d)                                                          2,673

                AAA       NR*       3,000   Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds,
                                            AMT, Series 1C, 6% due 12/01/2024 (g)(h)                               3,420

                AAA       Aaa       1,500   Maricopa County, Arizona, Peoria Unified School District
                                            Number 11, GO, Refunding, 6.10% due 7/01/2010 (a)                      1,607

                BBB-      Baa3      1,485   Maricopa County, Arizona, Pollution Control Corporation,
                                            PCR, Refunding (Public Service Company of New Mexico
                                            Project), Series A, 6.30% due 12/01/2026                               1,469

                AA        Aa2       1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                            Number 48, GO, 6.60% due 7/01/2012                                     2,133

                AAA       Aaa       1,000   Maricopa County, Arizona, Stadium District Revenue Bonds,
                                            5.75% due 7/01/2016 (j)                                                1,034

                AAA       Aaa         500   Maricopa County, Arizona, Tempe Elementary Unified School
                                            District Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                611

                                            Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                            Series A:
                AAA       Aaa       1,000    5.875% due 1/01/2014                                                  1,075
                AAA       Aaa       1,500    5.625% due 1/01/2015 (j)                                              1,566

                                            Mesa, Arizona, Utility System Revenue Bonds:
                AAA       Aaa       3,500    6.125% due 7/01/2007 (e)(k)                                           3,908
                AAA       Aaa       2,000    6.50% due 7/01/2009                                                   2,280
                AAA       Aaa       1,000    6.50% due 7/01/2009 (j)                                               1,140

                AA-       Aaa       1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                            Revenue Bonds, Junior Lien, 6% due 7/01/2006 (k)                       1,094

                                            Phoenix, Arizona, GO:
                AA+       Aa1       1,520    4.50% due 7/01/2022                                                   1,339
                AAA       Aaa       2,250    4.50% due 7/01/2022 (j)                                               1,982

                AA+       NR*       1,750   Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 10.579%
                                            due 7/01/2008 (l)                                                      2,430

                AA+       Aa1       1,000   Phoenix, Arizona, GO, Refunding, Series A, 6.25% due 7/01/2017         1,134

                NR*       Aaa       2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing), 6.35%
                                            due 9/20/2035 (f)                                                      2,664

                AAA       Aaa       1,350   Pima County, Arizona, Amphitheater Unified School District
                                            Number 10, GO (Projects of 1994), Series D, 7% due 7/01/2007 (e)       1,549

                AAA       Aaa       1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Health-
                                            Partners), Series A, 5.625% due 4/01/2014 (j)                          1,044

                AAA       NR*       1,000   Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                                            Series A-1, 5% due 5/01/2025 (f)(g)(h)                                   983

                AAA       NR*       1,000   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding
                                            Bonds, AMT, Series A-1, 6.20% due 11/01/2030 (g)(h)                    1,085

                AAA       Aaa       3,050   Pima County, Arizona, Unified School District Number 1,
                                            Tucson, GO, Refunding, 7.50% due 7/01/2009 (e)                         3,683

                A1+       P1          300   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                            4.40% due 12/01/2009 (m)                                                 300

                AA        Aa2       1,250   Salt River Project, Arizona, Agriculture Improvement and
                                            Power District, Electric System Revenue Refunding Bonds,
                                            Series C, 6.25% due 1/01/2019                                          1,292

                AAA       Aaa       1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2015                           1,107

                AA        Aa1       2,450   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project
                                            of 1989), Series E, 4.50% due 7/01/2023                                2,143

                AAA       Aaa       1,000   Tempe, Arizona, Unified High School District Number 213,
                                            School Improvements, GO, 7% due 7/01/2008 (e)                          1,163

                AAA       Aaa       1,000   Tucson, Arizona, GO, Refunding, 6.40% due 7/01/2008 (e)                1,125

                AA        Aa2       1,000   Tucson, Arizona, GO, Series 1994-C, 7% due 7/01/2015                   1,209

                AA        NR*       1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                            (Christian Care Tucson Inc. Project), Series A, 6.125% due
                                            7/01/2024                                                              1,563

                AAA       Aaa       1,375   Tucson, Arizona, Local Development Business, Development
                                            Finance Corporation, Lease Revenue Refunding Bonds, 6.25%
                                            due 7/01/2012 (e)                                                      1,435

                AAA       Aaa       1,250   Tucson, Arizona, Street and Highway User Revenue Bonds,
                                            Junior Lien, Series 1994-D, 6.60% due 7/01/2011 (j)                    1,451

                AAA       Aaa         600   Tucson, Arizona, Water System Revenue Bonds, Series D,
                                            7.25% due 7/01/2009 (e)                                                  715

                AA        A1        1,345   University of Arizona, University Revenue Refunding Bonds,
                                            6.25% due 6/01/2011                                                    1,410


Puerto Rico                                 Puerto Rico Commonwealth, GO, Refunding (l):
--8.3%          AAAr      Aaa         500    RITR, Class R, Series 3, 7.106% due 7/01/2016 (j)                       558
                AAA       Aaa       2,000    YCN, 8.082% due 7/01/2020 (i)                                         2,138

                AAA       Aaa         695   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            Trust Receipts, Class R, Series 16-HH, 7.122% due 7/01/2013 (l)          806

                                            Puerto Rico Electric Power Authority, Power Revenue
                                            Refunding Bonds (l):
                AAA       Aaa       2,900    LEVRRS, 7.928% due 7/01/2002 (i)(k)                                   3,143
                NR*       Aaa         750    RIB, Series 449X, 6.63% due 7/01/2016 (a)                               793


                Total Investments (Cost--$84,977)--98.1%                                                          88,391

                Other Assets Less Liabilities--1.9%                                                                1,755
                                                                                                                --------
                Net Assets--100.0%                                                                              $ 90,146
                                                                                                                ========



(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FHLMC Collateralized.
(h)FNMA/GNMA Collateralized.
(i)FSA Insured.
(j)MBIA Insured.
(k)Prerefunded.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.


See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$84,977,222)                                    $ 88,390,642
                    Cash                                                                                          15,607
                    Receivables:
                      Securities sold                                                      $  2,618,900
                      Interest                                                                1,637,224        4,256,124
                                                                                           ------------
                    Prepaid expenses and other assets                                                             28,953
                                                                                                            ------------
                    Total assets                                                                              92,691,326
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,429,307
                      Dividends to shareholders                                                  40,734
                      Investment adviser                                                         36,048        2,506,089
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        39,433
                                                                                                            ------------
                    Total liabilities                                                                          2,545,522
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 90,145,804
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,212 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 30,300,000
                      Common Stock, par value $.10 per share (4,450,418 shares
                      issued and outstanding)                                              $    445,042
                    Paid-in capital in excess of par                                         60,632,836
                    Undistributed investment income--net                                        296,867
                    Accumulated realized capital losses on investments--net                 (4,942,361)
                    Unrealized appreciation on investments--net                               3,413,420
                                                                                           ------------
                    Total--Equivalent to $13.45 net asset value per share of
                    Common Stock (market price--$12.41)                                                       59,845,804
                                                                                                            ------------
                    Total capital                                                                           $ 90,145,804
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  2,477,668
Income:
Expenses:           Investment advisory fees                                               $    224,711
                    Commission fees                                                              39,205
                    Professional fees                                                            37,596
                    Accounting services                                                          33,008
                    Transfer agent fees                                                          19,566
                    Printing and shareholder reports                                             11,769
                    Directors' fees and expenses                                                  6,554
                    Listing fees                                                                  4,334
                    Custodian fees                                                                4,329
                    Pricing fees                                                                  4,078
                    Other                                                                         7,497
                                                                                           ------------
                    Total expenses                                                                               392,647
                                                                                                            ------------
                    Investment income--net                                                                     2,085,021
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (422,265)
Unrealized          Change in unrealized appreciation on investments--net                                      1,885,949
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  3,548,705
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            April 30,        October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  2,085,021     $  4,270,021
                    Realized loss on investments--net                                         (422,265)        (427,658)
                    Change in unrealized appreciation on investments--net                     1,885,949        2,986,157
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,548,705        6,828,520
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (1,522,043)      (3,045,452)
                      Preferred Stock                                                         (544,900)      (1,206,431)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (2,066,943)      (4,251,883)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              1,481,762        2,576,637
                    Beginning of period                                                      88,664,042       86,087,405
                                                                                           ------------     ------------
                    End of period*                                                         $ 90,145,804     $ 88,664,042
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    296,867     $    278,789
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999     1998       1997
Per Share           Net asset value, beginning of period             $   13.11   $  12.54  $  14.14  $  13.61   $  13.06
Operating                                                            ---------   --------  --------  --------   --------
Performance:        Investment income--net                                 .46        .95       .92       .95        .96
                    Realized and unrealized gain (loss) on
                    investments--net                                       .34        .57    (1.59)       .53        .54
                                                                     ---------   --------  --------  --------   --------
                    Total from investment operations                       .80       1.52     (.67)      1.48       1.50
                                                                     ---------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders
                    from investment income--net                          (.34)      (.68)     (.73)     (.72)      (.72)
                                                                     ---------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                      Investment income--net                             (.12)      (.27)     (.20)     (.23)      (.23)
                                                                     ---------   --------  --------  --------   --------
                    Net asset value, end of period                   $   13.45   $  13.11  $  12.54  $  14.14   $  13.61
                                                                     =========   ========  ========  ========   ========
                    Market price per share, end of period            $   12.41   $ 11.125  $11.5625  $ 14.125   $ 12.875
                                                                     =========   ========  ========  ========   ========

Total Investment    Based on market price per share                   14.66%++      2.40%  (13.55%)    15.74%     12.46%
Return:**                                                            =========   ========  ========  ========   ========
                    Based on net asset value per share                 5.46%++     11.26%   (6.34%)     9.61%     10.37%
                                                                     =========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement***             1.31%*      1.26%     1.25%     1.22%      1.29%
Average Net                                                          =========   ========  ========  ========   ========
Assets of           Total expenses***                                   1.31%*      1.30%     1.25%     1.22%      1.35%
Common Stock:                                                        =========   ========  ========  ========   ========
                    Total investment income--net***                     6.97%*      7.55%     6.78%     6.88%      7.16%
                                                                     =========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                        1.82%*      2.13%     1.49%     1.68%      1.74%
                                                                     =========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        5.15%*      5.42%     5.29%     5.20%      5.42%
                                                                     =========   ========  ========  ========   ========

Ratios Based        Total expenses, net of reimbursement                 .87%*       .82%      .83%      .82%       .85%
on Total                                                             =========   ========  ========  ========   ========
Average Net         Total expenses                                       .87%*       .85%      .83%      .82%       .89%
Assets:***++++                                                       =========   ========  ========  ========   ========
                    Total investment income--net                        4.64%*      4.91%     4.53%     4.63%      4.73%
                                                                     =========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders           3.63%*      3.97%     2.99%     3.42%      3.38%
Average Net                                                          =========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                            $  59,846   $ 58,364  $ 55,787  $ 62,680   $ 60,286
                                                                     =========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                   $  30,300   $ 30,300  $ 30,300  $ 30,300   $ 30,300
                                                                     =========   ========  ========  ========   ========
                    Portfolio turnover                                  26.53%     46.71%    29.48%    39.58%     34.49%
                                                                     =========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                        $   2,975   $  2,926  $  2,841  $  3,069   $  2,990
                                                                     =========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                 $     438   $  1,011  $    756  $    842   $    820
Per Share on                                                         =========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                 $     458   $    984  $    740  $    863   $    865
Outstanding:                                                         =========   ========  ========  ========   ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Aggregate total investment return.
++++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAMfor these services. FAMcontinues to provide certain accounting services to the Fund. The Fund reimburses FAMat its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $15,613 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $23,579,602 and $23,433,245, respectively.

Net realized losses for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $   (422,265)   $ 3,413,420
                                 ------------    -----------
Total                            $   (422,265)   $ 3,413,420
                                 ============    ===========

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,413,420, of which $3,885,845 related to appreciated securities and $472,425 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $84,977,222.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.50% and Series B, 3.30%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $11,530 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $4,273,000, of which $2,583,000 expires in 2002, $1,253,000 expires in 2003 and $437,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MuniYield Arizona Fund, Inc., April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    68.7%
AA/Aa                                      17.2
A/A                                         3.7
BBB/Baa                                     6.2
NR (Not Rated)                              1.9
Other++                                     0.4

++Temporary investments in short-term securities.




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol
MZA

Arthur Zeikel, Director of MuniYield Arizona Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.